                                                       Exhibit 16


                  EV MARATHON ARIZONA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:       $581,161
 Plus                       Dividend Income Earned:
                                                        ----------
 Equal                                Gross Income:       $581,161

 Minus                                    Expenses:       $151,946
                                                        ----------
 Equal                       Net Investment Income:       $429,215

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     11,058,901
                                                        ----------
 Equal      Net Investment Income Earned Per Share:        $0.0388

                 Net Asset Value Per Share 1/31/97          $10.82

                                     30 Day Yield*:           4.34%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                        ----------
 Equal                     Tax Equivalent Yield **:           6.29%

          Divided by one minus a tax rate of 34.59%:        0.6541
                                                        ----------
 Equal                     Tax Equivalent Yield***:           6.64%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0388/$10.82)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

         INVESTMENT PERFORMANCE -- EV MARATHON ARIZONA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 25, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/25/91      $1,489.15      $1,479.15      48.92%      7.48%         47.92%      7.35%

5 YEARS ENDED
01/31/97          01/31/92      $1,379.68      $1,359.68      37.97%      6.65%         35.97%      6.34%

1 YEAR ENDED
01/31/97          01/31/96      $1,019.18        $970.48       1.92%      1.92%         -2.95%     -2.95%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                    Exhibit 16


               EV MARATHON COLORADO MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $206,605
 Plus                       Dividend Income Earned:
                                                        ---------
 Equal                                Gross Income:      $206,605

 Minus                                    Expenses:       $58,948
                                                        ---------
 Equal                       Net Investment Income:      $147,657

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     3,984,219
                                                        ---------
 Equal      Net Investment Income Earned Per Share:       $0.0371

                 Net Asset Value Per Share 1/31/97         $10.32

                                     30 Day Yield*:          4.35%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                        ---------
 Equal                     Tax Equivalent Yield **:          6.30%

          Divided by one minus a tax rate of 34.45%:       0.6555
                                                        ---------
 Equal                     Tax Equivalent Yield***:          6.64%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0371/$10.32)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Colorado tax rate of 34.45%

         INVESTMENT PERFORMANCE -- EV MARATHON COLORADO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 25, 1992 through January 31, 1997 and for the 1 year period ended January 31, 1997.



                          VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $1,296.63      $1,276.63      29.66%      6.02%         27.66%      5.66%

1 YEAR ENDED
01/31/97          01/31/96      $1,023.85        $975.03       2.38%      2.38%         -2.50%     -2.50%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



              EV MARATHON CONNECTICUT MUNICIPALS FUND
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $872,656
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:      $872,656

 Minus                                    Expenses:      $233,505
                                                       ----------
 Equal                       Net Investment Income:      $639,151

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    17,544,969
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0364

                 Net Asset Value Per Share 1/31/97         $10.21

                                     30 Day Yield*:          4.32%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:          6.26%

          Divided by one minus a tax rate of 34.11%:       0.6589
                                                       ----------
 Equal                     Tax Equivalent Yield***:          6.56%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0364/$10.21)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

       INVESTMENT PERFORMANCE -- EV MARATHON CONNECTICUT MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 1, 1992 through January 31, 1997 and for the 1 year period ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $1,305.05      $1,285.05      30.50%      5.75%         28.50%      5.41%

1 YEAR ENDED
01/31/97          01/31/96      $1,022.57        $973.72       2.26%      2.26%         -2.63%     -2.63%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



              EV MARATHON  MICHIGAN MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $762,958
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:      $762,958

 Minus                                    Expenses:      $212,181
                                                       ----------
 Equal                       Net Investment Income:      $550,777

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    15,424,135
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0357

                 Net Asset Value Per Share 1/31/97         $10.49

                                     30 Day Yield*:          4.12%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:          5.97%

          Divided by one minus a tax rate of 35.93%:       0.6407
                                                       ----------
 Equal                     Tax Equivalent Yield***:          6.43%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0357/$10.49)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

INVESTMENT PERFORMANCE -- EV MARATHON MICHIGAN MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 19, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $1,445.02      $1,435.02      44.50%      6.56%         43.50%      6.44%

5 YEARS ENDED
01/31/97          01/31/92      $1,303.12      $1,303.12      32.31%      5.76%         30.31%      5.44%

1 YEAR ENDED
01/31/97          01/31/96      $1,013.53        $965.10       1.35%      1.35%         -3.49%     -3.49%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV MARATHON  MINNESOTA MUNICIPALS FUND
              30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $343,810
 Plus                       Dividend Income Earned:
                                                        ---------
 Equal                                Gross Income:      $343,810

 Minus                                    Expenses:       $91,194
                                                        ---------
 Equal                       Net Investment Income:      $252,616

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     6,975,147
                                                        ---------
 Equal      Net Investment Income Earned Per Share:       $0.0362

                 Net Asset Value Per Share 1/31/97         $10.12

                                     30 Day Yield*:          4.33%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                        ---------
 Equal                     Tax Equivalent Yield **:          6.28%

          Divided by one minus a tax rate of 36.87%:       0.6313
                                                        ---------
 Equal                     Tax Equivalent Yield***:          6.86%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0362/$10.12)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

        INVESTMENT PERFORMANCE -- EV MARATHON MINNESOTA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 29, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/29/91      $1,358.48      $1,348.48      35.85%      5.72%         34.85%      5.58%

5 YEARS ENDED
01/31/97          01/31/92      $1,292.19      $1,272.39      29.22%      5.26%         27.24%      4.94%

1 YEAR ENDED
01/31/97          01/31/96      $1,015.06        $966.59       1.51%      1.51%         -3.34%     -3.34%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



             EV MARATHON NEW JERSEY MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      1,838,746
 Plus                       Dividend Income Earned:
                                                      ----------
 Equal                                Gross Income:      1,838,746

 Minus                                    Expenses:      $468,552
                                                      ----------
 Equal                       Net Investment Income:    1,370,194

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    34,685,717
                                                       ----------
  Equal      Net Investment Income Earned Per Share:       $0.0395

                 Net Asset Value Per Share 1/31/97         $10.54

                                     30 Day Yield*:          4.54%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                      ----------
 Equal                     Tax Equivalent Yield **:          6.58%

          Divided by one minus a tax rate of 35.40%:       0.6460
                                                      ----------
 Equal                     Tax Equivalent Yield***:          7.03%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0395/$10.54)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

        INVESTMENT PERFORMANCE -- EV MARATHON NEW JERSEY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $1,487.09      $1,487.09      48.71%      6.76%         48.71%      6.76%

5 YEARS ENDED
01/31/97          01/31/92      $1,329.16      $1,309.16      32.92%      5.86%         30.92%      5.54%

1 YEAR ENDED
01/31/97          01/31/96      $1,021.87      $973.16        2.19%       2.19%         -2.68%      -2.68%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



            EV MARATHON PENNSYLVANIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:     $2,168,317
 Plus                       Dividend Income Earned:
                                                        ----------
 Equal                                Gross Income:     $2,168,317

 Minus                                    Expenses:       $538,200
                                                        ----------
 Equal                       Net Investment Income:     $1,630,117

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     39,681,153
                                                        ----------
 Equal      Net Investment Income Earned Per Share:        $0.0411

                 Net Asset Value Per Share 1/31/97          $10.56

                                     30 Day Yield*:           4.71%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                        ----------
 Equal                     Tax Equivalent Yield **:           6.83%

          Divided by one minus a tax rate of 38.79%:        0.6121
                                                        ----------
 Equal                     Tax Equivalent Yield***:           7.69%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0411/$10.56)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 38.79%

       INVESTMENT PERFORMANCE -- EV MARATHON PENNSYLVANIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $1,490.83      $1,490.83      49.08%      6.80%         49.08%      6.80%

5 YEARS ENDED
01/31/97          01/31/92      $1,331.34      $1,311.34      33.13%      5.89%         31.13%      5.57%

1 YEAR ENDED
01/31/97          01/31/96      $1,027.38      $978.45        2.74%       2.74%         -2.15%      -2.15%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



               EV MARATHON TEXAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $113,627
 Plus                       Dividend Income Earned:
                                                        ---------
 Equal                                Gross Income:      $113,627

 Minus                                    Expenses:       $26,380
                                                        ---------
 Equal                       Net Investment Income:       $87,247

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     2,120,394
                                                        ---------
 Equal      Net Investment Income Earned Per Share:       $0.0411

                 Net Asset Value Per Share 1/31/97         $10.57

                                     30 Day Yield*:          4.71%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                        ---------
 Equal                     Tax Equivalent Yield **:          6.83%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0411/$10.57)+1)-1]

 ** Assuming a tax rate of 31%

          INVESTMENT PERFORMANCE -- EV MARATHON TEXAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from March 24, 1992 through January 31, 1997 and for the 1 year period ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              03/24/92      $1,374.35      $1,354.35      37.44%      6.76%         35.44%      6.44%

1 YEAR ENDED
01/31/97          01/31/96      $1,028.51        $979.48       2.85%      2.85%         -2.05%     -2.05%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period after
                                      deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV TRADITIONAL ARIZONA MUNICIPALS FUND
              30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:        $8,171
 Plus                       Dividend Income Earned:
                                                          -------
 Equal                                Gross Income:        $8,171

 Minus                                    Expenses:        $1,216
                                                          -------
 Equal                       Net Investment Income:        $6,955

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       173,833
                                                          -------
 Equal      Net Investment Income Earned Per Share:       $0.0400

                 Net Asset Value Per Share 1/31/97         $10.12

                                     30 Day Yield*:          4.79%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                          -------
 Equal                     Tax Equivalent Yield **:          6.94%

          Divided by one minus a tax rate of 34.59%:       0.6541
                                                          -------
 Equal                     Tax Equivalent Yield***:          7.32%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.04 1/$.12)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

        INVESTMENT PERFORMANCE -- EV TRADITIONAL ARIZONA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 25, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/25/91      $962.57        $1,427.87      48.34%      7.41%         42.79%      6.66%

5 YEARS ENDED
01/31/97          01/31/92      $962.85        $1,323.18      37.43%      6.57%         32.32%      5.76%

1 YEAR ENDED
01/31/97          01/31/96      $962.53        $987.79        2.63%       2.63%         -1.22%      -1.22%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL COLORADO MUNICIPALS FUND
               30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:     $13,671
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $13,671

 Minus                                    Expenses:      $1,508
                                                        -------
 Equal                       Net Investment Income:     $12,163

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     286,904
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0424

                 Net Asset Value Per Share 1/31/97        $9.87

                                     30 Day Yield*:        5.21%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        7.55%

          Divided by one minus a tax rate of 34.45%:     0.6555
                                                        -------
 Equal                     Tax Equivalent Yield***:        7.95%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0424/$9.87)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Colorado tax rate of 34.45%

       INVESTMENT PERFORMANCE -- EV TRADITIONAL COLORADO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 25, 1992 through January 31, 1997 and for the 1 year period ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $962.18        $1,258.79      30.82%      6.24%         25.88%      5.32%

1 YEAR ENDED
01/31/97          01/31/96      $962.38        $994.45        3.34%       3.34%         -0.56%      -0.56%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



              EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
             30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:     $10,781
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $10,781

 Minus                                    Expenses:      $1,182
                                                        -------
 Equal                       Net Investment Income:      $9,599

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     215,783
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0445

                 Net Asset Value Per Share 1/31/97       $10.68

                                     30 Day Yield*:        5.05%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        7.32%

          Divided by one minus a tax rate of 34.11%:     0.6589
                                                        -------
 Equal                     Tax Equivalent Yield***:        7.66%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0445/$10.68)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

      INVESTMENT PERFORMANCE -- EV TRADITIONAL CONNECTICUT MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from May 1, 1992 through January 31, 1997 and for the 1 year period ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $962.76        $1,284.80      33.45%      6.25%         28.48%      5.41%

1 YEAR ENDED
01/31/97          01/31/96      $962.53          $992.84       3.15%      3.15%         -0.72%     -0.72%



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



             EV TRADITIONAL MICHIGAN MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $6,233
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $6,233

 Minus                                    Expenses:        $830
                                                        -------
 Equal                       Net Investment Income:      $5,403

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     140,861
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0384

                 Net Asset Value Per Share 1/31/97        $9.84

                                     30 Day Yield*:        4.73%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        6.86%

          Divided by one minus a tax rate of 35.93%:     0.6407
                                                        -------
 Equal                     Tax Equivalent Yield***:        7.38%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0384/$9.84)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

       INVESTMENT PERFORMANCE -- EV TRADITIONAL MICHIGAN MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from April 19, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $962.02        $1,386.62      44.14%      6.52%         38.66%      5.81%

5 YEARS ENDED
01/31/97          01/31/92      $962.58        $1,270.38      31.98%      5.71%         27.04%      4.90%

1 YEAR ENDED
01/31/97          01/31/96      $962.67        $981.33        1.94%       1.94%         -1.87%      -1.87%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL MINNESOTA MUNICIPALS FUND
               30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $8,851
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $8,851

 Minus                                    Expenses:      $1,028
                                                        -------
 Equal                       Net Investment Income:      $7,823

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     193,710
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0404

                 Net Asset Value Per Share 1/31/97        $9.81

                                     30 Day Yield*:        4.99%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        7.23%

          Divided by one minus a tax rate of 36.87%:     0.6313
                                                        -------
 Equal                     Tax Equivalent Yield***:        7.90%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0404/$9.81)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

       INVESTMENT PERFORMANCE -- EV TRADITIONAL MINNESOTA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from July 29, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/29/91      $962.55        $1,334.13      38.60%      6.10%         33.41%      5.37%

5 YEARS ENDED
01/31/97          01/31/92      $962.54        $1,268.99      31.84%      5.68%         26.90%      4.88%

1 YEAR ENDED
01/31/97          01/31/96      $962.45          $986.23       2.47%      2.47%         -1.38%     -1.38%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



            EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:     $23,678
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:     $23,678

 Minus                                    Expenses:        $929
                                                        -------
 Equal                       Net Investment Income:     $22,749

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     463,103
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0491

                 Net Asset Value Per Share 1/31/97       $10.56

                                     30 Day Yield*:        5.64%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        8.17%

          Divided by one minus a tax rate of 35.40%:     0.6460
                                                        -------
 Equal                     Tax Equivalent Yield***:        8.73%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0491/$10.56)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

      INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW JERSEY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $962.06        $1,478.53      53.69%      7.34%         47.85%      6.65%

5 YEARS ENDED
01/31/97          01/31/92      $962.52        $1,322.19      37.37%      6.56%         32.22%      5.74%

1 YEAR ENDED
01/31/97          01/31/96      $962.14          $994.02       3.31%      3.31%         -0.60%     -0.60%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



                  EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND
                 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:         $19,853
 Plus                       Dividend Income Earned:
                                                            -------
 Equal                                Gross Income:         $19,853

 Minus                                    Expenses:          $2,996
                                                            -------
 Equal                       Net Investment Income:         $16,857

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         372,253
                                                            -------
 Equal      Net Investment Income Earned Per Share:         $0.0453

                 Net Asset Value Per Share 1/31/97           $10.64

                                     30 Day Yield*:            5.16%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                            -------
 Equal                     Tax Equivalent Yield **:            7.48%

          Divided by one minus a tax rate of 38.28%:         0.6172
                                                            -------
 Equal                     Tax Equivalent Yield***:            8.36%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0453/$10.64)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 38.28%

     INVESTMENT PERFORMANCE -- EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from January 8, 1991 through January 31, 1997 and for the 1 and 5 year periods ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $962.39        $1,473.04      53.06%      7.26%         47.30%      6.59%

5 YEARS ENDED
01/31/97          01/31/92      $962.48        $1,315.50      36.68%      6.45%         31.55%      5.64%

1 YEAR ENDED
01/31/97          01/31/96      $962.21          $999.53       3.88%      3.88%         -0.05%     -0.05%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                              Exhibit 16



               EV TRADITIONAL TEXAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97

                            Interest Income Earned:      $1,853
 Plus                       Dividend Income Earned:
                                                        -------
 Equal                                Gross Income:      $1,853

 Minus                                    Expenses:        $205
                                                        -------
 Equal                       Net Investment Income:      $1,648

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      39,884
                                                        -------
 Equal      Net Investment Income Earned Per Share:     $0.0413

                 Net Asset Value Per Share 1/31/97        $9.80

                                     30 Day Yield*:        5.11%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                        -------
 Equal                     Tax Equivalent Yield **:        7.41%






 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0413/$9.8)+1)-1]

 ** Assuming a tax rate of 31%

         INVESTMENT PERFORMANCE -- EV TRADITIONAL TEXAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from March 24, 1992 through January 31, 1997 and for the 1 year period ended January 31, 1997. Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              03/24/92      $962.59        $1,306.90      35.77%      6.49%         30.69%      5.66%

1 YEAR ENDED
01/31/97          01/31/96      $962.96          $997.30       3.57%      3.57%         -0.27%     -0.27%




Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the
                                      maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial
                                      investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.